ValueSetters

Investor Update

March 25, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of ValueSetters' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause ValueSetters' actual results to differ materially from those described in the forward-looking statements can be found in ValueSetters' Quarterly Report on Form 10-Q for the quarter ended January 31, 2020, which has been filed with the Securities and Exchange Commission and is available on ValueSetters' website (https://valuesetters.com/sec-filings) and on the Securities and Exchange Commission's website (www.sec.gov). ValueSetters does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Team

Introducing Our New Director of Business Development



Carole Murko, CFA

- AB Smith College/Economics
- MA NYU/International Economics
- Proven track record in business development
- State Street Global Advisors
- PCM International
- Independence Investments
- Significant entrepreneurial experience

Portfolio Company Success

KingsCrowd Showing Strength in Business Development

- A leading ratings/analytics provider for online private markets
- Maxed out $1 million raise on Netcapital platform
- Announced acquisition of newchip aggregator platform
- Increased investor community by tenfold, to 100,000+

Portfolio Company Success

Deuce Drone is Generating Excitement

- Enables same-day drone delivery for retailers
- Top 1% in equity crowdfunding momentum rankings
- Founder KJ Hardrict, MIT Aerospace Engineer
  - 75,000 YouTube subscribers
  - Generating interest through social media

Portfolio Company Success

Zelgor is Building a Galaxy of Mobile Games

- $100 billion market opportunity
- Backed by high-profile investors: Tim Draper, Nolan Bushnell
- Announced partnership with Disruptor Beam
- Open for investment on Netcapital

Alignment of Interests with Shareholders

Management is Paid in Stock

- CEO controls 37% of shares out through direct and beneficial interest
- CFO owns 5% of shares out
- Together, management owns/controls 42% of shares out through direct and beneficial ownership
- Management interests completely aligned with shareholders

Success

Management Delivers Results for Shareholders

- Fifth consecutive quarter of profitability
- Net income in excess of $1 million through nine months
- Shareholders equity now exceeds $1.2 million
- Self-funded growth

Income Growth

Management Delivers Strong Nine-Month Results

- Net income of $1,162,100
- Revenue growth of 465%
- Gross profit margin of 99%

Income Growth



Net Income for First Nine Months Double Fiscal 2019 Earnings
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
Net Income
Net Income Fiscal 2019
Net Income First Nine Months of Fiscal 2020

Growth in Shareholders Equity



Dramatic Improvement in Shareholders Equity
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
Shareholders Equity
April 2017
April 2018
April 2019
October 2019
January 2020

Growth in Value of Investments



Strong Growth in Value of Investments
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Investment balances 4/31/19
Investment balances 1/31/20

Who We Are

ValueSetters is a Boutique Advisory Firm

- We work with companies at all stages to provide assistance with:
    1) Raising capital through private market portals
    2) Strategic advice
    3) Technology consulting

Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

Client Drivers

Experience and Results Attract Clients

- Professional investor experience provides unique capabilities
  - Effective message crafting to all types of investors
  - Deep network of potential shareholders
- Experience in starting/selling/growing successful businesses
- Political and economic development expertise
- Marketing capabilities, including expert targeting and analytics

Track Record

Management Delivers Results for Clients

- Established strong track record in marketing private, online capital offerings
- Proven unique capabilities in targeted digital marketing to potential investors
- Successfully completed multiple multi-million $ equity raises

Summary

- Generated strong improvement in financial results
- Added Director of Business Development to team
- Portfolio companies generating momentum
- Track record continues to grow

Coreen Kraysler, CFA
ckraysler@valuesetters.com
781-925-1700

ValueSetters